UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On March 1, 2021, HQ Snelling Corporation (“HQ Snelling”), a wholly-owned subsidiary of HireQuest, Inc. (the “Company”) completed its acquisition of certain assets and assumption of certain liabilities (the “Transaction”) of Snelling Staffing, LLC, Snelling Services, LLC, Snelling Employment, LLC, Snelling Medical Staffing, LLC, and Snelling Investments, Inc. (collectively, the “Sellers”) in accordance with the terms of the Asset Purchase Agreement (the “Purchase Agreement”) dated January 29, 2021 by and among HQ Snelling, the Sellers, Snelling Holdings, LLC as Sellers’ Representative, and the Company (solely in its capacity as guarantor of the obligations of HQ Snelling). The assets acquired included the working capital of Sellers, customer lists and agreements, and other items set forth in the Purchase Agreement which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2021 as amended by the First Amendment, filed as Exhibit 2.1 to the Company's Form 8-K filed with the SEC on March 2, 2021, both of which are incorporated herein by reference. The total consideration paid was $17.3 million before working capital adjustments.

This Amendment No. 1 to Current Report on Form 8K/A (the "Form 8-K/A") amends and supplements the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 2, 2021 (the "Original Report") to include consolidated financial statements of Sellers and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of Sellers as of and for the years ended December 27, 2019 and December 28, 2018, and the related notes thereto, are filed as Exhibit 99.1 to this Form 8K/A and are incorporated in their entirety into this item by reference.

The unaudited consolidated balance sheets of Sellers at September 25, 2020 and December 27, 2019, the unaudited consolidated statements of operations of Sellers as of and for the quarters and three quarters ended September 25, 2020, and September 27, 2019, and the unaudited consolidated statement of cash flows for the nine months ended September 25, 2020 and September 27, 2019, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the quarter ended September 30, 2020, the three quarters ended September 30, 2020, and the year ended December 31, 2019, and the related notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

The unaudited pro forma condensed combined financial statements were derived from the Company's and the Sellers' separate historical consolidated financial statements. These pro forma financial statements may not necessarily reflect what the Company's results of operations and financial position would have been had the Transaction occurred during the periods presented in the pro forma financial statements, or what the Company's results of operations and financial position will be in the future.

(c)    Not Applicable

(d)    Exhibits

23.1    Consent of Baker Tilly US, LLP

99.1    Audited consolidated financial statements of Sellers as of and for the years ended December 27, 2019 and December 28, 2018, and the related notes thereto.

99.2    Unaudited consolidated balance sheets of Sellers at September 25, 2020 and December 27, 2019, the unaudited consolidated statements of operations of Sellers as of and for the quarters and three quarters ended September 25, 2020, and September 27, 2019, and the unaudited consolidated statement of cash flows for the nine months ended September 25, 2020 and September 27, 2019, and the related notes thereto.

99.3    Unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the quarter ended September 30, 2020, the three quarters ended September 30, 2020, and the year ended December 31, 2019, and the related notes thereto.

Cautionary Note Regarding Forward Looking Statements.

This Current Report on Form 8-K/A, the Original Report, and the exhibits attached hereto and thereto and incorporated herein and therein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the acquisition of certain assets of Sellers and the expected benefits from such transaction including increased earnings and revenue and the effects of expanded scale. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “expectation,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the Company or Sellers are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events, negotiations, and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties.

Important factors that could cause actual results to differ materially from these forward-looking statements include: the possibility that the anticipated benefits of the asset acquisition will not be realized or will not be realized within the expected time period; the risk that Sellers' business may not be integrated successfully; the risk that disruption from the acquisition may make it more difficult to maintain existing business and operational relationships; and several other factors.

Further information on risks we face is detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2019, our quarterly reports on Form 10-Q filed since that date, and our current reports on Form 8-K filed with the SEC on February 1, 2021 and March 2, 2021, and will be contained in our SEC filings in connection with this acquisition. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: March 24, 2021	/s/ John McAnnar
John McAnnar
Chief Legal Officer